RIDGEWORTH FUNDS

Supplement dated May 24, 2013 to the

Summary Prospectus and Prospectus,

each dated August 1, 2012

RidgeWorth U.S. Government Securities Fund (A, C & I Shares)

The information in this supplement updates information in, and should be read in conjunction with, the Summary Prospectus and the Prospectus.

Important Notice Regarding Change in Investment Policy

of RidgeWorth U.S. Government Securities Fund (the “Fund”)

Effective August 1, 2013, the Fund’s current investment policy of investing “at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations and shares of registered money market mutual funds that invest in the foregoing” will be replaced with the following:

“The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that are guaranteed or sponsored by the U.S. government.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP – 156